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                                                                   Exhibit 99.1


                      [Weaver & Tidwell, LLP Letterhead]



February 21, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Cubic Energy, Inc. (Commission File Number 0-9355)


We have read the Current Report on Form 8-K, dated February 18, 2000, of Cubic Energy, Inc. (the Registrant) related to the change of auditors whereby the client-auditor relationship between the Registrant and Weaver and Tidwell, L.L.P. has ceased.

This is to advise you that Weaver and Tidwell, L.L.P. has no matters of disagreement with respect to the statements made in the aforementioned Form 8-K of the Registrant.



/s/ WEAVER AND TIDWELL, L.L.P.


cc:  Calvin A. Wallen III
     President & CEO
     Cubic Energy, Inc.